UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2024

MultiSensor AI Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40916 (Commission File Number)	86-3938682 (I.R.S. Employer Identification No.)

2105 West Cardinal Drive Beaumont, Texas		77705
(Address of principal executive offices)		(Zip Code)

(866) 861-0788

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	MSAI	The NASDAQ Stock Market LLC
Warrants to purchase common stock	MSAIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 of this Current Report is incorporated herein by reference.

Item 8.01	Other Events

Nasdaq Compliance Matters

As previously disclosed, on December 20, 2023, MultiSensor AI Holdings, Inc. (the “Company”) received a written notice (the “Original Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company had not complied with all of the requirements of the Nasdaq Rule IM-5101-2 since it had not demonstrated compliance with certain listing criteria as required by the Nasdaq Listing Rule 5405(a) for initial listing on the Nasdaq Global Market. Additionally, and as previously disclosed, on February 13, 2024, the Company received a written notice (the “Global Market Notice”) from Nasdaq stating that the Company was not in compliance with the requirement of continued listing on the Nasdaq Global Market to maintain a minimum Market Value of Listed Securities of $50 million, as set forth in Nasdaq Listing Rule 5450(b)(2)(A).

On March 21, 2024, the Company participated in a hearing before a Nasdaq Hearings Panel (the “Panel”) regarding its appeal of the determinations under the Original Notice, and any delisting was stayed pending the issuance of the Panel’s decision.

Subsequent to the hearing, on or about March 28, 2024, the Company requested a transfer of its listing from The Nasdaq Global Market to The Nasdaq Capital Market.

On April 5, 2024, the Company received a letter from the Panel (the “Panel Decision”) setting forth the Panel’s determination that the Company had met the initial listing standards of the Nasdaq Global Market as of December 19, 2023 following the effectiveness of the Company’s registration statement on Form S-1 (File No. 333- 275521) on such date, thereby resolving the deficiencies cited in the Original Notice. Further, the Panel Decision stated that the Panel granted the Company’s request for continued listing on Nasdaq, subject to the Company filing a Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 on or before May 15, 2024 that demonstrates compliance with the Nasdaq Capital Market continued listing standard of a minimum of $2.5 million of stockholders equity set forth in Nasdaq Listing Rule 5550(b)(1). The transfer of the Company’s listing to the Nasdaq Capital Market together with the Panel Decision moot the deficiencies cited in the Global Markets Notice.

The Company expects to demonstrate stockholders equity in excess of $2.5 million as of March 31, 2024 in a Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 to be filed on or before May 15, 2024, and thereby to satisfy the condition set forth in the Panel Decision. However, the Company is still in the process of finalizing its financial statements for the quarter ended March 31, 2024, and in the event that the Company does not timely demonstrate such compliance, the Company’s securities would be delisted for failure to satisfy the condition set forth in the Panel Decision.

Note Conversion

On April 5, 2024, the Company entered into letter agreements (“Conversion Agreements”) with certain holders of the Company’s outstanding convertible promissory notes (the “Notes”) having an aggregate principal balance of $1.65 million pursuant to which the holders of the Notes elected to convert their Notes into shares of the Company’s common stock at a price of $10 per share pursuant to the terms of the Notes. Pursuant to the letter agreement, the Company agreed to issue an additional share of common stock (each an “Additional Share”) for each share of common stock to be issued pursuant to the converted principal balance of the Notes. Pursuant to the terms of the Notes and the Conversion Agreements, the Company issued 165,000 shares of common stock related to the principal balance of the Notes, 165,000 Additional Shares, and 4,397 shares of common stock related to accrued interest on the Notes, for an aggregate of 334,397 shares of Common Stock. The effective date of the Conversion Agreements is April 5, 2024.

Such description is qualified in its entirety by the full text of the Form of Inducement Agreement, which is included as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Forward Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as “will,” “believe,” “anticipate,” “expect,” “estimate,” “intend,” “plan,” or their negatives or variations of these words, or similar expressions. All statements contained in this Current Report that do not strictly relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s ability to demonstrate stockholders equity in excess of $2.5 million as of March 31, 2024 and satisfy the conditions for continued listing set forth in the Panel Decision. These forward-looking statements are subject to risks, uncertainties and assumptions, some of which are beyond our control. In addition, these forward-looking statements reflect our current views with respect to future events and are not a guarantee of future performance. Actual outcomes may differ materially from the information contained in the forward-looking statements as a result of a number of factors, including the risks and uncertainties discussed under the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2024, and the Company’s other periodic filings with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. Any forward-looking statement made in this Current Report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligations to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01.	Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description
10.1	Form of Conversion Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MultiSensor AI Holdings, Inc.

Date: April 8, 2024	By:	/s/ Peter Baird
	Name:	Peter Baird
	Title:	Chief Financial Officer